UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-32455	88-0459590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

363 N. Sam Houston Parkway East, Suite 380, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 598-0470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 14, 2013, Far East Energy Company, a Nevada corporation (“FEEC”), and Far East Energy (Bermuda), Ltd., a Bermuda exempt company and a wholly-owned subsidiary of FEEC (“FEEB”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain purchasers (the “Purchasers”) under which FEEC and FEEB agreed to sell, and the Purchasers agreed to purchase, senior secured notes of FEEB (the “Notes”) and warrants to purchase common stock of FEEC (the “Warrants”) for $60,000,000 of gross proceeds in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and Regulation S thereunder (the “Private Placement”). The Private Placement closed on January 15, 2013.

On January 15, 2013, FEEC and FEEB entered into the Fifth Amendment to the Facility Agreement, dated November 28, 2011 (as amended, the “SCB Credit Facility”), among FEEC, FEEB and Standard Chartered Bank, to provide for the extension of the maturity date thereof until January 15, 2014, subject to the repayment of $4.125 million of the outstanding principal amount of $25.125 million (which includes $125,000 borrowed on January 11, 2013 pursuant to the Fourth Amendment to the SCB Credit Facility dated as of January 8, 2013), together with all capitalized and accrued interest, an amendment fee and certain transaction expenses. All such amounts were paid at closing out of the gross proceeds of the Private Placement.

In addition to payment of the above amounts to Standard Chartered Bank, FEEB and FEEC intend to use the net proceeds of the Private Placement for (i) drilling and development expenses for the Shouyang coalbed methane (CBM) project in the Shanxi Province in China, including drilling and completion expenses of appraisal wells, drilling and completion expenses of production wells, construction and installation of gathering and compression facilities and submission of an overall development plan for the project, (ii) general corporate purposes, including exploration costs for such project, operating costs on the production sharing contract for such project and general and administrative expenses and (iii) transaction expenses. Under the Securities Purchase Agreement and the indenture governing the Notes (the “Indenture”), FEEB and FEEC are obligated to apply the net proceeds according to the estimated amounts of each category set forth therein within an agreed range, provided that FEEC and FEEB shall apply not less than $21.6 million for the drilling and completion of production wells.

Summary of Material Terms of the Notes.

The Notes are senior secured obligations of FEEB and are fully and unconditionally guaranteed by FEEC. The Notes were sold at an issue price of 100% of par for an aggregate principal amount of $60,000,000. The Notes accrue cash interest at a rate of 13.000% per year, which is paid semi-annually in arrears on June 30 and December 30 of each year, commencing on June 30, 2013. FEEB may, at its option, elect to pay interest “in kind” at a rate of 14.500% per year by issuing additional Notes with the first interest payment required to be paid in kind. The Notes will mature on January 15, 2016.

The Notes and related guarantees rank equal in right of payment with the SCB Credit Facility. Except as specifically permitted by the Indenture, any new indebtedness of FEEC, FEEB or any restricted subsidiary of FEEC will require the consent of Standard Chartered Bank and the “Required Noteholders,” which means holders of 75% of aggregate principal amount at maturity of the Notes. The Notes and related guarantees are secured by substantially all of the assets of FEEC and FEEB, other than assets located in the People’s Republic of China, assets the grant, creation or perfection of any lien on which would require the consent, authorization or approval of, or filing with, any governmental authority in the People’s Republic of China and certain other excluded assets. Such collateral continues to secure the SCB Credit Facility with the administration of such collateral subject to a collateral agency and intercreditor agreement between Standard Chartered Bank and Wells Fargo Bank, National Association, as indenture trustee of the Notes and as collateral agent.

In certain circumstances specified in the Indenture and as summarized below, FEEB may or will be required to redeem or offer to repurchase the Notes at the relevant prices set forth below times the principal amount being redeemed or repurchased:

Closing Date to February 28, 2014	100%
March 1, 2014 to December 31, 2014	104%
January 1, 2015 and thereafter	108%

plus accrued and unpaid interest thereof, if any, on the Notes to the applicable date of redemption or repurchase, as applicable.

FEEB has the option to redeem the Notes, in whole or in part, at any time after all obligations under the SCB Credit Facility have been repaid in full at the relevant redemption prices set forth above.

In the event that FEEC and FEEB obtain financing pursuant to a credit facility, agreement or indenture with one or more banks or other institutional lenders or a trustee or investors (a “Future Financing”), which in certain circumstances would require the consent of the Required Noteholders and Standard Chartered Bank, or if FEEC sells capital stock at a time when the aggregate principal amount of the Notes outstanding exceeds $10.0 million, the net proceeds of such Future Financing and the net proceeds of such capital stock offering in excess of $5.0 million, as applicable, shall first be used to repay obligations under the SCB Credit Facility and thereafter to redeem the Notes at the redemption prices set forth above to the extent of such amounts.

In the event that (i) FEEC and FEEB generate “excess cash flow” as defined in the Indenture, (ii) FEEC or FEEB sell assets in circumstances described in the Indenture or (iii) a casualty loss of property or assets of FEEC or FEEB occurs and the insurance proceeds with respect to such loss exceed $30.0 million, then FEEB will be required to apply the “excess cash flow amount” (as defined in the Indenture), the net proceeds of such asset sale or such insurance proceeds, as applicable, to first repay obligations under the SCB Credit Facility and thereafter to offer to repurchase the Notes at the purchase prices set forth above. The “excess cash flow amount” means, with respect to any period, 50% of the excess cash flow for such period minus $5.0 million of cash and cash equivalents for such period minus the principal amount of the SCB Credit Facility repaid with such excess cash flow during such period.

In the event of a change of control of FEEC, FEEB will be required to repay all obligations outstanding under the SCB Credit Facility and to offer to repurchase the Notes at the purchase prices set forth above.

The Indenture contains covenants that, among other restrictions, limit FEEC’s and FEEB’s ability and the ability of certain of their subsidiaries to:

•	amend our constitutional documents;
•	incur or guarantee additional indebtedness other than up to $15.0 million of aggregate principal amount of additional Notes and additional warrants on terms identical to or more favorable to FEEC than the Warrants;
•	issue certain preferred stock;
•	create or incur liens other than liens permitted by the Indenture;
•	pay dividends, repurchase equity securities, redeem subordinated debt, repay certain intercompany indebtedness up to a specified amount or make investments or other restricted payments;
•	transfer or sell assets;

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•	incur dividend or other payment restrictions;
•	enter into certain transactions with affiliates;
•	change FEEC’s or FEEB’s line of business;
•	form subsidiaries;
•	sell capital stock of restricted subsidiaries; and

•	merge, consolidate or transfer all or substantially all of FEEC’s and FEEB’s assets.

In addition, the Indenture contains covenants that, among other obligations, require FEEC and FEEB to:

•	be in compliance with all relevant laws and regulations;
•	provide specified financial reports to holders of Notes;
•	maintain customary insurance policies;
•	maintain FEEB’s foreign exchange registration certificate;
•	use the net proceeds of the Private Placement as set forth in the Indenture; and

•	use their commercially reasonable efforts to list the Notes on the Cayman Islands Stock Exchange within six months of the issue date and maintain such listing.

The Indenture contains customary events of default that could, subject to certain conditions, cause the Notes to become immediately due and payable, including but not limited to:

•	the failure to make principal (at maturity, upon redemption or otherwise) or interest payments when due;
•	the failure to make, and to accept and pay the purchase price for Notes tendered pursuant to, the offers to purchase required by the Indenture;
•	the failure to comply with certain covenants in the Indenture or any of the collateral documents;
•	the failure to comply with the reporting obligations in the Indenture for ten days after notice by the trustee or the holders of at least 25% of the aggregate principal amount of the Notes;
•	the default by FEEC or any of its restricted subsidiaries under any mortgage, indenture or other indebtedness in the aggregate of $1 million or more if caused by the failure to pay principal or interest when due or if such default entitles the creditor to declare such indebtedness due and payable prior to its stated maturity;
•	the failure to satisfy certain final, non-appealable judgments of any court of competent jurisdiction in excess of $1.0 million;
•	if any Note guarantee is held to be unenforceable or is repudiated by the guarantor thereof;
•	certain events of bankruptcy or insolvency;
•	the liens securing the Notes cease to be in full force in effect or cease to have priority over certain other lienholders with respect to collateral with a fair market value in excess of $1.0 million or are contested by FEEB or any guarantor in circumstances specified by the Indenture;
•	any representation or warranty made by FEEC or FEEB in the Securities Purchase Agreement proves to be incorrect in any material respect;
•	the validity of the Notes, the guarantees of the Notes or the Indenture is contested by FEEB or any guarantor;
•	the Shouyang project is abandoned in whole or in part, the Shouyang production sharing contract is terminated, revoked or ceases to be in full force and effect or an event of loss occurs with respect to any of the property or assets of FEEC or FEEB in excess of $10 million net of any insurance proceeds; and

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•	certain acts of governmental expropriation or nationalization or certain governmental restrictions on foreign currency exchange or that prevents FEEC or FEEB from paying its obligations in U.S. dollars.

Summary of Material Terms of the Warrants.

The Warrants provide the holders the right to purchase up to 56,086,439 shares of FEEC common stock at an exercise price of $0.085 per share, subject to adjustments described below. The Warrants are exercisable at any time after issuance and will expire at 5:00 p.m., New York City time, on December 31, 2017. The Warrants have anti-dilution provisions specified in the Warrant Agreement, dated January 15, 2013 (the “Warrant Agreement”), between FEEC and Continental Stock Transfer & Trust Company, as warrant agent, including, but not limited to, adjustments for (i) stock splits, reverse stock splits and stock dividends, (ii) the issuance of rights, options, warrants or convertible or exchangeable securities at a price per share less than the current market value of FEEC common stock at the record date therefor, (iii) certain distributions of cash, evidence of indebtedness or other property or assets to holders of any class of common stock, (iv) certain reclassifications, consolidations, mergers or sales of assets of FEEC and (v) certain issuances or sales, or deemed issuances or sales, of shares of common stock for an effective price below the then-effective exercise price of the Warrants or for an effective price greater than the then-effective exercise price but less than or equal to $0.425 per share, subject to adjustment, or for an effective price greater than $0.425, subject to adjustment, but less than the current market price per share at the time of such issuance or sale.

The holders of the Warrants are entitled to certain registration rights set forth in the Registration Rights Agreement, dated January 15, 2013 (the “Registration Rights Agreement”), between FEEC and the Purchasers. Under the Registration Rights Agreement, FEEC will file a registration statement (the "Primary Registration Statement") on the appropriate form with the Securities and Exchange Commission (“SEC”) to register under the Securities Act the resale of the shares of common stock issuable upon exercise of the Warrants within 210 days after the closing date and will use its best efforts to cause the Primary Registration Statement to be declared effective by the SEC under the Securities Act within 360 days after the closing date (or within 390 days after the closing date if FEEC receives comments on the Primary Registration Statement from the SEC). In addition, the holders of common stock underlying the Warrants will have "piggyback" registration rights for the resale of such shares of common stock.

The foregoing descriptions of the Indenture (including form of Notes), Warrant Agreement (including form of Warrants), Securities Purchase Agreement, Registration Rights Agreement and the Fourth and Fifth Amendments to the SCB Credit Facility do not purport to be complete and are qualified in their entirety by reference to the actual agreements, copies of which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Indenture and the Notes, including the Fourth and Fifth Amendments to the SCB Credit Facility and the additional borrowing thereunder, set forth in response to Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The discussion of the Warrant Agreement and the Warrants set forth in response to Item 1.01 above is incorporated herein by reference.

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Item 8.01	Other Events.

In connection with the Private Placement, FEEC issued press releases on January 15 and 16, 2013, which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

4.1	Indenture, dated January 15, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Wells Fargo Bank, National Association, as trustee (including form of note).

4.2	Warrant Agreement, dated January 15, 2013, between Far East Energy Corporation and Continental Stock Transfer and Trust Company, as warrant agent (including form of warrant).

10.1	Securities Purchase Agreement, dated January 14, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and the purchasers set forth therein.

10.2	Registration Rights Agreement, dated January 15, 2013, among Far East Energy Corporation and the purchasers set forth therein.

10.3	Fourth Amendment to the Facility Agreement, dated as of January 8, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.

10.4	Fifth Amendment to the Facility Agreement, dated January 15, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.

99.1	Press Release dated January 15, 2013.

99.2	Press Release dated January 16, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2013

Far East Energy Corporation

By:	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer

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Index to Exhibits

Exhibit
Number	Description

4.1	Indenture, dated January 15, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Wells Fargo Bank, National Association, as trustee (including form of note).

4.2	Warrant Agreement, dated January 15, 2013, between Far East Energy Corporation and Continental Stock Transfer and Trust Company, as warrant agent (including form of warrant).

10.1	Securities Purchase Agreement, dated January 14, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and the purchasers set forth therein.

10.2	Registration Rights Agreement, dated January 15, 2013, among Far East Energy Corporation and the purchasers set forth therein.

10.3	Fourth Amendment to the Facility Agreement, dated as of January 8, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.

10.4	Fifth Amendment to the Facility Agreement, dated January 15, 2013, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.

99.1	Press Release dated January 15, 2013.

99.2	Press Release dated January 16, 2013.

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